Exhibit 99.1

REPLACEMENT CAPITAL COVENANT

Replacement Capital Covenant, dated as of February 16, 2007 (this “Replacement Capital Covenant”), by Bank of America Corporation, a Delaware corporation (together with its successors and assigns, the “Corporation”), in favor of and for the benefit of each Covered Debtholder (as defined below).

Recitals

A.    On the date hereof, BAC Capital Trust XIII, a Delaware statutory trust (the “Trust”) having the Corporation as its grantor, is issuing 700,000 of its “Floating Rate Preferred Hybrid Income Term Securities”, or “Preferred HITS”, having a stated amount of $1,000 per Preferred HITS and $700,000,000 in the aggregate. Each Preferred HITS corresponds to (1) $1,000 principal amount of “Remarketable Floating Rate Junior Subordinated Notes due 2043”, or “Junior Subordinated Notes” issued pursuant to the thirteenth supplemental indenture between the Corporation and the trustee named therein (the “Supplemental Indenture”), owned by the Trust and (2) a 1/100th interest in a “Stock Purchase Contract” pursuant to which the Trust is obligated to purchase, and the Corporation is obligated to sell, on the “Stock Purchase Date” determined pursuant to the Stock Purchase Contract, one share of the Corporation’s Floating Rate Non-Cumulative Preferred Stock, Series F, $100,000 liquidation preference per share (the “Preferred Stock”; the shares of Preferred Stock covered by all of the Stock Purchase Contracts owned by the Trust, collectively, the “Shares” and, together with the Preferred HITS, the “Treasury HITS” and the “Corporate HITS”, each as defined in the Prospectus Supplement referred to in Recital B, the “Securities”).

B.    This Replacement Capital Covenant is the “Replacement Capital Covenant” referred to in the Prospectus Supplement, dated February 12, 2007 (the “Prospectus Supplement”), relating to, among other securities, the Securities.

C.    The Corporation is entering into and disclosing the content of this Replacement Capital Covenant in the manner provided below with the intent that the covenants provided for in this Replacement Capital Covenant be enforceable by each Covered Debtholder and that the Corporation be estopped from disregarding the covenants in this Replacement Capital Covenant, in each case to the fullest extent permitted by applicable law.

D.    The Corporation acknowledges that reliance by each Covered Debtholder upon the covenants in this Replacement Capital Covenant is reasonable and foreseeable by the Corporation and that, were the Corporation to disregard its covenants in this Replacement Capital Covenant, each Covered Debtholder would have sustained an injury as a result of its reliance on such covenants.

NOW, THEREFORE, the Corporation hereby covenants and agrees as follows in favor of and for the benefit of each Covered Debtholder.

SECTION 1. Definitions. Capitalized terms used in this Replacement Capital Covenant (including in the Recitals) have the meanings set forth in Schedule I hereto.

SECTION 2. Limitations on Redemption and Purchase of Securities. The Corporation hereby promises and covenants to, and for the benefit of, each Covered Debtholder that neither the Corporation, nor any Subsidiary of the Corporation, shall redeem or purchase (a) any of the Securities prior to the Stock Purchase Date or (b) the Preferred HITS or Shares on or after the Stock Purchase Date, except in either case to the extent that (x) the Corporation has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve’s capital guidelines applicable to bank holding companies and (y) the applicable redemption or purchase price does not exceed the sum of the following amounts:

(i) 133.33% of the aggregate amount of the net cash proceeds the Corporation and its Subsidiaries have received within a Measurement Period (without double counting proceeds received in any prior Measurement Period) from the sale of Common Stock and rights to acquire Common Stock to Persons other than the Corporation and its Subsidiaries; plus

(ii) 100% of the aggregate amount of the net cash proceeds the Corporation and its Subsidiaries have received within a Measurement Period (without double counting proceeds received in any prior Measurement Period) from the sale of Mandatorily Convertible Preferred Stock or Qualifying Non-Cumulative Perpetual Preferred Stock to Persons other than the Corporation and its Subsidiaries; plus

(iii) 100% of the aggregate amount of the net cash proceeds the Corporation and its Subsidiaries have received within a Measurement Period (without double counting proceeds received in any prior Measurement Period) from the sale of REIT Preferred Securities to Persons other than the Corporation and its Subsidiaries; plus

(iv) 100% of the aggregate amount of the net cash proceeds the Corporation and its Subsidiaries have received within a Measurement Period (without double counting proceeds received in any prior Measurement Period) from the sale of Qualifying Capital Securities to Persons other than the Corporation and its Subsidiaries;

provided that, in the case of any such redemption or purchase prior to the Stock Purchase Date, such securities qualify as Tier 1 capital of the Corporation under the risk-based guidelines of the Federal Reserve and are not “restricted core capital elements” under such guidelines.

SECTION 3. Covered Debt. (a) The Corporation represents and warrants that the Initial Covered Debt is Eligible Debt.

(b) On or during the 30-day period immediately preceding any Redesignation Date with respect to the Covered Debt then in effect, the Corporation shall identify the series of Eligible Debt that will become the Covered Debt on and after such Redesignation Date in accordance with the following procedures:

(i) the Corporation shall identify each series of its and its Depository Institution Subsidiaries’ then outstanding long-term indebtedness for money borrowed that is Eligible Debt;

(ii) if only one series of the Corporation’s then outstanding long-term indebtedness for money borrowed is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

(iii) if the Corporation has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

(iv) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, and its Largest Depository Institution Subsidiary has only one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, such series shall become the Covered Debt commencing on the related Redesignation Date;

(v) if the Corporation has no outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, but its Largest Depository Institution Subsidiary has more than one outstanding series of long-term indebtedness for money borrowed that is Eligible Debt, then the Corporation shall identify the series that has the latest occurring final maturity date as of the date the Corporation is applying the procedures in this Section 3(b) and such series shall become the Covered Debt on the related Redesignation Date;

(vi) the series of outstanding long-term indebtedness for money borrowed that is determined to be Covered Debt pursuant to clause (ii), (iii), (iv) or (v) above shall be the Covered Debt for purposes of this Replacement Capital Covenant for the period commencing on the related Redesignation Date and continuing to but not including the Redesignation Date as of which a new series of outstanding long-term indebtedness is next determined to be the Covered Debt pursuant to the procedures set forth in this Section 3(b); and

(vii) in connection with the identification of a new series of Covered Debt, the Corporation shall give notice as provided for in Section 3(c) within the time frame provided for in such section.

(c) Notice. In order to give effect to the intent of the Corporation described in Recital C, the Corporation covenants that (i) simultaneously with the execution of this Replacement Capital Covenant or as soon as practicable after the date hereof, it shall (x) give notice to the Holders of the Initial Covered Debt, in the manner provided in the indenture relating to the Initial Covered Debt, of this Replacement Capital Covenant and the rights granted to such Holders hereunder and (y) file a copy of this Replacement Capital Covenant with the Commission as an exhibit to a Current Report on Form 8-K under the Securities Exchange Act; (ii) so long as the Corporation is a reporting company under the Securities Exchange Act, the Corporation will include in each annual report on Form 10-K filed with the Commission under the Securities Exchange Act a description of the covenant set forth in Section 2 and identify the series of long-term indebtedness for borrowed money that is Covered Debt as of the filing date of such Form

10-K; (iii) if a series of the Corporation’s or one of its Depository Institution Subsidiary’s long-term indebtedness for money borrowed (1) becomes Covered Debt or (2) ceases to be Covered Debt, the Corporation shall give notice of such occurrence within 30 days to the holders of such long-term indebtedness for money borrowed in the manner provided for in the indenture, fiscal agency agreement or other instrument under which such long-term indebtedness for money borrowed was issued and report such change in a Current Report on Form 8-K including or incorporating by reference this Replacement Capital Covenant, and the Corporation’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable; (iv) if, and only if, the Corporation ceases to be a reporting company under the Securities Exchange Act, the Corporation shall post on its website the information otherwise required to be included in Securities Exchange Act filings pursuant to clauses (ii) and (iii) of this Section 3(c); and (v) promptly upon request by any Holder of Covered Debt, the Corporation shall provide such Holder with an executed copy of this Replacement Capital Covenant.

SECTION 4. Termination, Amendment and Waiver. (a) The obligations of the Corporation pursuant to this Replacement Capital Covenant shall remain in full force and effect until the earlier date (the “Termination Date”) to occur of (i) the date, if any, on which the Holders of a majority by principal amount of the then-effective series of Covered Debt consent or agree in writing to the termination of this Replacement Capital Covenant and the obligations of the Corporation hereunder and (ii) the date on which neither the Corporation nor any of its Depository Institution Subsidiaries has any series of outstanding Eligible Senior Debt or Eligible Subordinated Debt (in each case without giving effect to the rating requirement in clause (b) of the definition of each such term). Moreover, if an event of default under the Supplemental Indenture resulting in an acceleration of the Junior Subordinated Notes occurs, this Replacement Capital Covenant shall, without any further action, immediately terminate upon such acceleration. From and after the Termination Date, the obligations of the Corporation pursuant to this Replacement Capital Covenant shall be of no further force and effect.

(b) This Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed by the Corporation with the consent of the Holders of a majority by principal amount of the then-effective series of Covered Debt, provided that this Replacement Capital Covenant may be amended or supplemented from time to time by a written instrument signed only by the Corporation (and without the consent of the Holders of the then-effective series of Covered Debt) if any of the following apply (it being understood that any such amendment or supplement may fall into one or more of the following): (i) the effect of such amendment or supplement is solely to impose additional restrictions on, or to eliminate certain of, the types of securities qualifying as Replacement Capital Securities, and an officer of the Corporation has delivered to the Holders of the then effective series of Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate to that effect; (ii) such amendment eliminates Common Stock or Mandatorily Convertible Preferred Stock (but only to the extent exchangeable for Common Stock) as Replacement Capital Securities, if in the case of this clause (ii) the Corporation has been advised in writing by a nationally recognized independent accounting firm that there is more than an insubstantial risk that the failure to do so would result in a reduction in the Corporation’s earnings per share as calculated for financial reporting purposes or (iii) such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt and an officer of the Corporation has delivered to the Holders of the then-effective series of

Covered Debt in the manner provided for in the indenture, fiscal agency agreement or other instrument with respect to such Covered Debt a written certificate stating that, in his or her determination, such amendment or supplement is not adverse to the Holders of the then-effective series of Covered Debt.

(c) For purposes of Sections 4(a) and 4(b), the Holders whose consent or agreement is required to terminate, amend or supplement the obligations of the Corporation under this Replacement Capital Covenant shall be the Holders of the then-effective Covered Debt as of a record date established by the Corporation that is not more than 30 days prior to the date on which the Corporation proposes that such termination, amendment or supplement becomes effective.

SECTION 5. Miscellaneous. (a) This Replacement Capital Covenant shall be governed by and construed in accordance with the laws of the State of New York.

(b) This Replacement Capital Covenant shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Covered Debtholders as they exist from time-to-time (it being understood and agreed by the Corporation that any Person who is a Covered Debtholder at the time such Person acquires, holds or sells Covered Debt shall retain its status as a Covered Debtholder for so long as the series of long-term indebtedness for borrowed money owned by such Person is Covered Debt and, if such Person initiates a claim or proceeding to enforce its rights under this Replacement Capital Covenant after the Corporation has violated its covenants in Section 2 and before the series of long-term indebtedness for money borrowed held by such Person is no longer Covered Debt, such Person’s rights under this Replacement Capital Covenant shall not terminate by reason of such series of long-term indebtedness for money borrowed no longer being Covered Debt). Other than the Covered Debtholders as provided in the previous sentence, no other Person shall have any rights under this Replacement Capital Covenant or be deemed a third-party beneficiary of this Replacement Capital Covenant. In particular, no holder of the Junior Subordinated Notes is a third-party beneficiary of this Replacement Capital Covenant, it being understood that such holders may have rights under the Supplemental Indenture.

(c) All demands, notices, requests and other communications to the Corporation under this Replacement Capital Covenant shall be deemed to have been duly given and made if in writing and (i) if served by personal delivery upon the Corporation, on the day so delivered (or, if such day is not a Business Day, the next succeeding Business Day), (ii) if delivered by registered post or certified mail, return receipt requested, or sent to the Corporation by a national or international courier service, on the date of receipt by the Corporation (or, if such date of receipt is not a Business Day, the next succeeding Business Day), or (iii) if sent by telecopier, on the day telecopied, or if not a Business Day, the next succeeding Business Day, provided that the telecopy is promptly confirmed by telephone confirmation thereof, and in each case to the Corporation at the address set forth below, or at such other address as the Corporation may thereafter notify to Covered Debtholders or post on its website as the address for notices under this Replacement Capital Covenant:

Bank of America Corporation

Corporate Treasury – Securities Administration

NC1-007-07-06

100 North Tryon Street

Charlotte, NC 28255

Attention: Corporate Treasury – Securities Administration

Telephone: 1 (866) 804-5241

Facsimile: (704) 386-0270

Email: securities.administration@bankofamerica.com

[Signature page on next page]

IN WITNESS WHEREOF, the Corporation has caused this Replacement Capital Covenant to be executed by its duly authorized officer, as of the day and year first above written.

BANK OF AMERICA CORPORATION

By:	/s/ Ann J. Travis
Name:	Ann J. Travis
Title:	Senior Vice President

Schedule 1

Definitions

“Alternative Payment Mechanism” means, with respect to any securities or combination of securities (together in this definition, “such securities”), provisions in the related transaction documents that require the Corporation or its Subsidiaries to issue (or use commercially reasonable efforts to issue) one or more types of APM Qualifying Securities raising eligible proceeds at least equal to the deferred Distributions on such securities and apply the proceeds to pay unpaid Distributions on such securities, commencing on the earlier of (x) the first Distribution Date after commencement of a deferral period on which the Corporation pays current Distributions on such securities and (y) the fifth anniversary of the commencement of such deferral period, and that:

(a) define “eligible proceeds” to mean, for purposes of such Alternative Payment Mechanism, the net proceeds (after underwriters’ or placement agents’ fees, commissions or discounts and other expenses relating to the issuance or sale of the relevant securities, where applicable, and including the fair market value of property received by the Corporation or any of its Subsidiaries as consideration for such securities) that the Corporation has received during the 180 days prior to the related Distribution Date from the issuance of APM Qualifying Securities, up to the Preferred Cap (as defined in paragraph (f) below) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Perpetual Preferred Stock;

(b) permit the Corporation to pay current Distributions on any Distribution Date out of any source of funds but (x) require the Corporation to pay deferred Distributions only out of eligible proceeds and (y) prohibit the Corporation from paying deferred Distributions out of any source of funds other than eligible proceeds, unless (if the Corporation elects to so provide in the terms of such securities) otherwise required at the time by the Federal Reserve;

(c) if deferral of Distributions continues for more than one year (or such shorter period as provided for in the terms of such securities), require the Corporation or its Subsidiaries not to redeem, repay or repurchase any APM Qualifying Securities or any securities of the Corporation that on a bankruptcy or liquidation of the Corporation rank pari passu with or junior to such securities until at least one year after all deferred Distributions have been paid;

(d) notwithstanding clause (b) of this definition, if the Federal Reserve disapproves of the Corporation’s or its Subsidiaries’ sale of APM Qualifying Securities, may (if the Corporation elects to so provide in the term of such securities) permit the Corporation to pay deferred Distributions from any source without a breach of its obligations under the transaction documents;

(e) if the Federal Reserve does not disapprove the Corporation’s issuance and sale of APM Qualifying Securities but disapproves the use of the proceeds thereof to pay deferred Distributions, may (if the Corporation elects to so provide in the terms of such securities) permit the Corporation to use such proceeds for other purposes and to continue to defer Distributions without a breach of its obligations under the transaction documents; and

(f) limit the obligation of the Corporation or its Subsidiaries to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities up to:

(i) in the case of APM Qualifying Securities that are Common Stock or rights to purchase Common Stock, either (i) during the first five years of any deferral period or (ii) with respect to deferred Distributions attributable to the first five years of any deferral period (provided that such limitation shall not apply after the sixth anniversary of the commencement of any deferral period) an amount from the issuance thereof pursuant to the Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to the Alternative Payment Mechanism) equal to 2% of the product of the average of the current stock market prices of the Common Stock on the ten consecutive trading days ending on the fourth trading day immediately preceding the date of issuance multiplied by the total number of issued and outstanding shares of Common Stock as of the date of the Corporation’s most recent publicly available consolidated financial statements (the “Common Cap”), provided (and it being understood) that (x) in the case of clauses (i) and (ii) above, once the Corporation reaches the Common Cap, until the Common Cap ceases to apply the Corporation will not be required to issue more Common Stock or rights to purchase Common Stock under the Alternative Payment Mechanism with respect to deferred Distributions attributable to the first five years of a deferral period even if the amount referred to in this subclause (i) subsequently increases because of a subsequent increase in the current market price of Common Stock or the number of outstanding shares of Common Stock, and (y) in the case of clause (ii), the Common Cap shall cease to apply to such deferral period by a date (as specified in the related transaction documents) which shall be not later than the ninth anniversary of the commencement of such deferral period;

(ii) in the case of APM Qualifying Securities that are Qualifying Non-Cumulative Preferred Stock, an amount from the issuance thereof pursuant to the related Alternative Payment Mechanism (including at any point in time from all prior issuances thereof pursuant to such Alternative Payment Mechanism) equal to 25% of the liquidation or principal amount of the securities that are the subject of the related Alternative Payment Mechanism (the “Preferred Cap”);

(g) in the case of securities other than Non-Cumulative Perpetual Preferred Stock, include a Bankruptcy Claim Limitation Provision; and

(h) permit the Corporation, at its option, to provide that if the Corporation is involved in a merger, consolidation, amalgamation, binding share exchange or conveyance, transfer or lease of assets substantially as an entirety to any other person or a similar transaction (a “business combination”) where immediately after the consummation of the business combination more than 50% of the surviving or resulting entity’s voting stock is owned by the shareholders of the other party to the business combination, then clauses (a), (b) and (c) above will not apply to the extent that any deferral period is terminated on the next interest payment date following the date of consummation of the business combination; provided, however that the surviving entity may pay any deferred and unpaid interest on such next interest payment date or if later, at any time within 90 days following the date of consummation of the business combination;

provided (and it being understood) that:

(a) the Corporation shall not be obligated to issue (or use commercially reasonable efforts to issue) APM Qualifying Securities for so long as a Market Disruption Event has occurred and is continuing;

(b) if, due to a Market Disruption Event or otherwise, the Corporation is able to raise and apply some, but not all, of the eligible proceeds necessary to pay all deferred Distributions on any Distribution Date, the Corporation will apply any available eligible proceeds to pay accrued and unpaid Distributions on the applicable Distribution Date in chronological order subject to the Common Cap, the Preferred Cap, and any maximum issuance cap referred to above, as applicable; and

(c) if the Corporation has outstanding more than one class or series of securities under which it is obligated to sell a type of APM Qualifying Securities and apply some part of the proceeds to the payment of deferred Distributions, then on any date and for any period the amount of net proceeds received by the Corporation from those sales and available for payment of deferred Distributions on such securities shall be applied to such securities on a pro rata basis up to the Common Cap, the Preferred Cap and any maximum issuance cap referred to above, as applicable, in proportion to the total amounts that are due on such securities, or on such other basis as the Federal Reserve may approve.

“APM Qualifying Securities” means, with respect to an Alternative Payment Mechanism, or with respect to a Mandatory Trigger Provision, one or more of the following (as designated in the transaction documents for the Qualifying Capital Securities that include an Alternative Payment Mechanism):

(a)	Common Stock;

(b)	rights to purchase Common Stock; or

(c)	Qualifying Non-Cumulative Perpetual Preferred Stock;

provided that if the APM Qualifying Securities for any Alternative Payment Mechanism include both Common Stock and rights to purchase Common Stock, such Alternative Payment Mechanism may permit, but need not require, the Corporation to issue rights to purchase Common Stock.

“Appropriate Federal Banking Agency” means, as to a Depository Institution Subsidiary, the Federal bank regulatory agency or authority that is the “appropriate Federal banking agency” (within the meaning of 12 U.S.C. § 1813(q)) with respect to such Depository Institution Subsidiary.

“Bankruptcy Claim Limitation Provision” means, with respect to any securities or combination of securities that have an Alternative Payment Mechanism or a Mandatory Trigger Provision (together in this definition, “securities”), provisions that, upon any liquidation, dissolution, winding up or reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the issuer, limit the claim of the holders of such securities to Distributions that accumulate during (a) any deferral period, in the case of securities that have an Alternative Payment Mechanism or (b) any period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in the case of securities having a Mandatory Trigger Provision, to:

(i) in the case of securities having an Alternative Payment Mechanism or Mandatory Trigger Provision with respect to which the APM Qualifying Securities do not include Qualifying Non-Cumulative Perpetual Preferred Stock, 25% of the stated or principal amount of such securities then outstanding; and

(ii) in the case of any other securities, the sum of (x) the amount of accumulated and unpaid Distributions (including compounded amounts) that relate to the earliest two years of the portion of the deferral period for which Distributions have not been paid and (y) an amount equal to the excess, if any, of the Preferred Cap over the aggregate amount of net proceeds from the sale of Qualifying Non-Cumulative Perpetual Preferred Stock that the issuer has applied to pay such Distributions pursuant to the Alternative Payment Mechanism or the Mandatory Trigger Provision, provided that the holders of such securities are deemed to agree that, to the extent the remaining claim exceeds the amount set forth in subclause (x), the amount they receive in respect of such excess shall not exceed the amount they would have received had such claim ranked pari passu with the interests of the holders, if any, of Qualifying Non-Cumulative Perpetual Preferred Stock.

“Business Day” means each day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in The City of New York and Charlotte, North Carolina are authorized or required by law or executive order to remain closed.

“Commission” means the United States Securities and Exchange Commission.

“Common Cap” has the meaning specified in the definition of Alternative Payment Mechanism.

“Common Stock” means common stock of the Corporation or its Subsidiaries (including common stock issued pursuant to the Corporation’s dividend reinvestment plan and employee benefit plans).

“Corporation” has the meaning specified in the introduction to this instrument.

“Covered Debt” means (a) at the date of this Replacement Capital Covenant and continuing to but not including the first Redesignation Date, the Initial Covered Debt and (b) thereafter, commencing with each Redesignation Date and continuing to but not including the next succeeding Redesignation Date, the Eligible Debt identified pursuant to Section 3(b) as the Covered Debt for such period.

“Covered Debtholder” means each Person (whether a Holder or a beneficial owner holding through a participant in a clearing agency) that buys, holds or sells long-term indebtedness for money borrowed of the Corporation or its Depository Institution Subsidiary during the period that such long-term indebtedness for money borrowed is Covered Debt.

“Depository Institution Subsidiary” means Bank of America, N.A. or any successor institution that is a Subsidiary of the Corporation and also a depository institution within the meaning of 12 C.F.R. § 204.2(m).

“Distribution Date” means, as to any securities or combination of securities, the dates on which Distributions on such securities are scheduled to be made.

“Distribution Period” means, as to any securities or combination of securities, each period from and including a Distribution Date for such securities to but not including the next succeeding Distribution Date for such securities.

“Distributions” means, as to a security or combination of securities, dividends, interest or other income distributions to the holders thereof that are not Subsidiaries of the Corporation.

“Eligible Debt” means, at any time, Eligible Subordinated Debt or, if no Eligible Subordinated Debt is then outstanding, Eligible Senior Debt.

“Eligible Senior Debt” means, at any time in respect of any issuer, each series of outstanding long-term indebtedness for money borrowed of such issuer that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks most senior among the issuer’s then outstanding classes of unsecured indebtedness for money borrowed, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a Redesignation Date only if on such date the issuer has outstanding senior long-term indebtedness for money borrowed that satisfies the requirements of clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by a Depository Institution Subsidiary, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of a Depository Institution Subsidiary meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of a Depository Institution Subsidiary meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Eligible Subordinated Debt” means, at any time in respect of any issuer, each series of the issuer’s then-outstanding long-term indebtedness for money borrowed that (a) upon a bankruptcy, liquidation, dissolution or winding up of the issuer, ranks subordinate to the issuer’s then outstanding series of unsecured indebtedness for money borrowed that ranks most senior, (b) is then assigned a rating by at least one NRSRO (provided that this clause (b) shall apply on a

Redesignation Date only if on such date the issuer has outstanding subordinated long-term indebtedness for money borrowed that satisfies the requirements in clauses (a), (c) and (d) that is then assigned a rating by at least one NRSRO), (c) has an outstanding principal amount of not less than $100,000,000, (d) was issued through or with the assistance of a commercial or investment banking firm or firms acting as underwriters, initial purchasers or placement or distribution agents, and (e) if issued by a Depository Institution Subsidiary, is fully and unconditionally guaranteed by the Corporation on (I) a subordinated basis or (II) if on the relevant Redesignation Date there is no outstanding debt of a Depository Institution Subsidiary meeting the other requirements set forth above and guaranteed by the Corporation on a subordinated basis but there is outstanding debt of a Depository Institution Subsidiary meeting such requirements and guaranteed on a senior basis, a senior basis. For purposes of this definition as applied to securities with a CUSIP number, each issuance of long-term indebtedness for money borrowed that has (or, if such indebtedness is held by a trust or other intermediate entity established directly or indirectly by the issuer, the securities of such intermediate entity that have) a separate CUSIP number shall be deemed to be a series of the issuer’s long-term indebtedness for money borrowed that is separate from each other series of such indebtedness.

“Federal Reserve” means (i) the Board of Governors of the Federal Reserve System, as from time to time constituted, or if at any time after the execution of this Agreement the Federal Reserve is not existing and performing the duties now assigned to it, then the body or bodies performing such duties at such time, or the Federal Reserve Bank of Richmond, or (ii) any successor Federal Reserve Bank (or successor body performing such duties) having primary jurisdiction over the Corporation.

“Holder” means, as to the Covered Debt then in effect, each holder of such Covered Debt as reflected on the securities register maintained by or on behalf of the Corporation with respect to such Covered Debt.

“Initial Covered Debt” means the Corporation’s 6 5/8% Junior Subordinated Notes, due 2036.

“Intent-Based Replacement Disclosure” means, as to any security or combination of securities, that the Corporation has publicly stated its intention, either in the prospectus or other offering document under which such securities were initially offered for sale or in filings with the Commission made by the Corporation under the Securities Exchange Act prior to or contemporaneously with the issuance of such securities, that the Corporation will redeem or purchase such securities only with the proceeds of replacement capital securities that have terms and provisions at the time of redemption or purchase that are as or more equity-like than the securities then being redeemed or purchased, raised within 180 days prior to the applicable redemption or purchase date. Notwithstanding the use of the term “Intent-Based Replacement Disclosure” in the definitions of “Qualifying Capital Securities” and “Qualifying Non-Cumulative Perpetual Preferred Stock”, the requirement in each such definition that a particular security or the related transaction documents include Intent-Based Replacement Disclosure shall be disregarded and given no force or effect for so long as the Corporation is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended.

“Largest Depository Institution Subsidiary” means, from time to time, the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Subordinated Debt; provided, however, that if no Depository Institution Subsidiary of the Corporation has outstanding a series of Eligible Subordinated Debt, this term shall mean the Depository Institution Subsidiary of the Corporation with the greatest total assets that also has outstanding at least one series of Eligible Senior Debt.

“Mandatorily Convertible Preferred Stock” means cumulative preferred stock with (a) no prepayment obligation on the part of the issuer thereof, whether at the election of the holders or otherwise, and (b) a requirement that the preferred stock convert into Common Stock of the Corporation within three years from the date of its issuance at a conversion ratio within a range established at the time of issuance of the preferred stock.

“Mandatory Trigger Provision” means, as to any security or combination of securities (together in this definition, “securities”), provisions in the terms thereof or of the related transaction agreements that:

(A) require, or at its option in the case of Qualifying Non-Cumulative Perpetual Preferred Stock permit, the issuer of such securities to make payment of Distributions on such securities only pursuant to the issuance and sale of APM Qualifying Securities, within two years of a failure to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements, in amount such that the net proceeds of such sale are at least equal to the amount of unpaid Distributions on such securities (including without limitation all deferred and accumulated amounts), and in either case require the application of the net proceeds of such sale to pay such unpaid Distributions, provided that if the APM Qualifying Securities issued and sold are Qualifying Non-Cumulative Perpetual Preferred Stock the amount of the net proceeds of Qualifying Non-Cumulative Perpetual Preferred Stock which the issuer may apply to pay such Distributions pursuant to such provision may not exceed 25% of the initial liquidation or principal amount of such securities, (B) prohibit the issuer from repurchasing any APM Qualifying Securities or any securities of the issuer that on a bankruptcy or liquidation rank junior to or pari passu with APM Qualifying Securities prior to the date 180 days after the issuer applies the net proceeds of the sales described in clause (A) to pay such unpaid Distributions in full, and (C) upon any liquidation, dissolution, winding up, reorganization or in connection with any insolvency, receivership or proceeding under any bankruptcy law with respect to the Corporation or its Subsidiaries, limit the claim of the holders of such securities (other than Qualifying Non-Cumulative Perpetual Preferred Stock) to Distributions that accumulate during a period in which the Corporation fails to satisfy one or more financial tests set forth in the terms of such securities or related transaction agreements to (x) 25% of the principal amount of such securities then outstanding in the case of securities not permitting the issuance and sale pursuant to the provisions described in clause (A) above of securities other than Common Stock or rights to acquire Common Stock or (y) two years of accumulated and unpaid Distributions (including compounded amounts thereon) in all other cases. No remedy other than Permitted Remedies will arise by the terms of such securities or related transaction agreements in favor of the holders of such securities as a result of the issuer’s failure to pay Distributions because of the Mandatory Trigger Provision or as a result of the issuer’s exercise of its right under an Optional Deferral Provision until Distributions have been deferred for one or more Distribution Periods that total together at least ten years.

“Market Disruption Event” means the occurrence or existence of any of the following events or sets of circumstances:

(a) the Corporation would be required to obtain the consent or approval of its stockholders or a regulatory body (including, without limitation, any securities exchange) or governmental authority to issue or sell APM Qualifying Securities and such consent or approval has not yet been obtained notwithstanding the Corporation’s commercially reasonable efforts to obtain such consent or approval (including, without limitation, failing to obtain approval for such issuance if required by the Federal Reserve after giving notice to the Federal Reserve as required under the Supplemental Indenture);

(b) trading in securities generally on the New York Stock Exchange or on any other national securities exchange or over-the-counter market on which the Common Stock and/or the Corporation’s preferred stock is then listed or traded shall have been suspended or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by the relevant exchange or by any other regulatory body or governmental body having jurisdiction;

(c) a material disruption or banking moratorium occurs or has been declared in commercial banking or securities settlement or clearance services in the United States;

(d) an event occurs and is continuing as a result of which the offering document for such offer and sale of APM Qualifying Securities would, in the judgment of the Corporation, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and either (a) the disclosure of that event at such time, in the judgment of the Corporation, is not otherwise required by law and would have a material adverse effect on the business of the Corporation or (b) the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the ability of the Corporation to consummate such transaction, provided that no single suspension period contemplated by this paragraph (d) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (d) shall not exceed an aggregate of 180 days in any 360-day period; or

(e) the Corporation reasonably believes, for reasons other than those referred to in paragraph (d) above, that the offering document for such offer and sale of APM Qualifying Securities would not be in compliance with a rule or regulation of the Commission and the Corporation is unable to comply with such rule or regulation or such compliance is unduly burdensome, provided that no single suspension period contemplated by this paragraph (e) shall exceed 90 consecutive days and multiple suspension periods contemplated by this paragraph (e) shall not exceed an aggregate of 180 days in any 360-day period.

The definition of “Market Disruption Event” as used in any securities or combination of securities that constitute Qualifying Capital Securities may include less than all of the paragraphs outlined above, as determined by the Corporation or its Subsidiaries at the time of issuance of such securities, and in the case of clauses (a), (b) and (c), as applicable to a circumstance where the Corporation would otherwise endeavor to issue preferred stock, shall be limited to circumstances affecting markets where the Corporation’s preferred stock trades or where a listing for its trading is being sought.

“Measurement Date” means, with respect to any repayment, redemption or purchase of Securities, the date 180 days prior to the delivery of notice of such repayment, redemption or the date of such purchase.

“Measurement Period” with respect to any notice date or purchase date means the period (i) beginning on the Measurement Date with respect to such notice date or purchase date and (ii) ending on such notice date or purchase date. Measurement Periods cannot run concurrently.

“Non-Cumulative” means, with respect to any securities, that the issuer thereof may elect not to make any number of periodic Distributions without any remedy arising under the terms of the securities or related agreements in favor of the holders, other than one or more Permitted Remedies. Securities that include an Alternative Payment Mechanism shall also be deemed to be Non-Cumulative for all purposes of this Replacement Capital Covenant, other than the definitions of APM Qualifying Securities and Qualifying Non-Cumulative Perpetual Preferred Stock.

“NRSRO” means a nationally recognized statistical rating organization within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act.

“Optional Deferral Provision” means, as to any securities or combination of securities (together in this definition, “securities”), a provision in the terms thereof or of the related transaction agreements to the effect that the issuer of such securities may in its sole discretion, or shall in response to a directive or order from the Federal Reserve, defer or skip in whole or in part payment of Distributions on such securities for one or more consecutive Distribution Periods of up to ten years without any remedy other than Permitted Remedies.

“Other Qualifying Replacement Capital Covenant” means a replacement capital covenant, as identified by the Corporation’s Board of Directors acting in good faith and in its reasonable discretion, (i) entered into by a company that at the time it enters into such replacement capital covenant is a reporting company under the Securities Exchange Act and (ii) that restricts the related issuer from redeeming or purchasing identified securities except out of the proceeds of specified replacement capital securities that have terms and provisions at the time of redemption or purchase that are as or more equity-like than the securities then being redeemed or purchased, raised within 180 days prior to the applicable redemption or purchase date.

“Permitted Remedies” means, with respect to any securities, one or more of the following remedies:

(a) rights in favor of the holders of such securities permitting such holders to elect one or more directors of the issuer (including any such rights required by the listing requirements of any stock or securities exchange on which such securities may be listed or traded); and

(b) complete or partial prohibitions on the issuer paying Distributions on or repurchasing common stock or other securities that rank pari passu with or junior as to Distributions to such securities for so long as Distributions on such securities, including unpaid Distributions, remain unpaid.

“Person” means any individual, corporation, partnership, joint venture, trust, limited liability company, corporation or other entity, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Cap” has the meaning specified in the definition of Alternative Payment Mechanism.

“Preferred HITS” has the meaning specified in Recital A.

“Prospectus Supplement” has the meaning specified in Recital B.

“Qualifying Capital Securities” means securities (other than Common Stock, rights to acquire Common Stock and securities convertible into Common Stock) that (a) qualify as Tier 1 capital of the Corporation under the capital guidelines of the Federal Reserve as then in effect and applicable to bank holding companies and (b) in the determination of the Corporation’s Board of Directors, reasonably construing the definitions and other terms of this Replacement Capital Covenant, meet one of the following criteria:

(i) securities issued by the Corporation (including guarantees) or issued by its Subsidiaries that (1) rank pari passu with or junior to the Junior Subordinated Notes upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 60 years, and (3) either (i) are Non-Cumulative and are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant or (ii) have a Mandatory Trigger Provision, an Optional Deferral Provision and Intent-Based Replacement Disclosure; or

(ii) securities issued by the Corporation or its Subsidiaries that (1) rank pari passu with or junior to the Junior Subordinated Notes upon a liquidation, dissolution or winding up of the Corporation, (2) have no maturity or a maturity of at least 40 years, (3) are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant, and (4) have a Mandatory Trigger Provision and Optional Deferral Provision.

It is acknowledged that the Federal Reserve has not approved as a Tier 1 capital instrument for bank holding companies securities containing a Mandatory Trigger Provision that otherwise would be Qualifying Capital Securities and, accordingly, these securities would not constitute Qualifying Capital Securities unless such approval is obtained.

“Qualifying Non-Cumulative Perpetual Preferred Stock” means non-cumulative preferred stock of the Corporation that ranks pari passu with or junior to all other preferred stock of the Corporation, is perpetual and is subject to either a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant or has a provision that prohibits us from making any distributions thereon upon our failure to satisfy one or more financial tests set forth therein and is subject to Intent-Based Replacement Disclosure, and in each case as to which the transaction documents provide for no remedies as a consequence of non-payment of Distributions other than Permitted Remedies.

“Redesignation Date” means, as to the Covered Debt in effect at any time, the earliest of (a) the date that is two years prior to the final maturity date of such Covered Debt, (b) if the Corporation elects to redeem, or the Corporation or a Subsidiary of the Corporation elects to repurchase, such Covered Debt either in whole or in part with the consequence that after giving effect to such redemption or repurchase the outstanding principal amount of such Covered Debt is less than $100,000,000, the applicable redemption or repurchase date and (c) if such Covered Debt is not Eligible Subordinated Debt of the Corporation, the date on which the Corporation issues long-term indebtedness for money borrowed that is Eligible Subordinated Debt.

“REIT Preferred Securities” means non-cumulative perpetual preferred stock of a Subsidiary of a Depository Institution Subsidiary, which may or may not be a “real estate investment trust” (“REIT”) within the meaning of Section 856 of the Internal Revenue Code, that is exchangeable for non-cumulative perpetual preferred stock of the Corporation and satisfies the following requirements:

(a) such non-cumulative perpetual preferred stock of a Subsidiary of the Depositary Institution Subsidiary and the related non-cumulative perpetual preferred stock of the Corporation for which it may be exchanged qualifies as Tier 1 capital of a Depository Institution Subsidiary risk-based capital guidelines of the Appropriate Federal Banking Agency and related interpretive guidance of such Agency (for example, in the case of the Office of the Comptroller of the Currency, Corporate Decision 97-109);

(b) such non-cumulative perpetual preferred stock of a Subsidiary of the Depositary Institution Subsidiary must be exchangeable automatically into non-cumulative perpetual preferred stock of the Corporation in the event that the Appropriate Federal Banking Agency directs such Depository Institution Subsidiary in writing to make a conversion because such Depository Institution Subsidiary is (i) undercapitalized under the applicable prompt corrective action regulations (which, for example, in the case of the Office of the Comptroller of the Currency and applicable to national banks, are at 12 C.F.R. 6.4(b)), (ii) placed into conservatorship or receivership, or (iii) expected to become undercapitalized in the near term;

(c) if such Subsidiary of the Depositary Institution Subsidiary is a REIT, the transaction documents include provisions that would enable the REIT to stop paying Distributions on its non-cumulative perpetual preferred stock without causing the Subsidiary to fail to comply with the income distribution and other requirements of the Internal Revenue Code applicable to REITs;

(d) such non-cumulative perpetual preferred stock of the Corporation issued upon exchange for the non-cumulative perpetual preferred stock of a Subsidiary of a Depository Institution Subsidiary issued as part of such transaction ranks pari passu or junior to other preferred stock of the Corporation or a Depository Institution Subsidiary, as applicable; and

(e) such REIT Preferred Securities and non-cumulative perpetual preferred stock of the Corporation or Depository Institution Subsidiary for which it may be exchanged are subject to a replacement capital covenant substantially similar to this Replacement Capital Covenant or an Other Qualifying Replacement Capital Covenant.

“Replacement Capital Covenant” has the meaning specified in the introduction to this instrument.

“Replacement Capital Securities” means

(a) Common Stock and rights to acquire Common Stock;

(b) Mandatorily Convertible Preferred Stock; and

(c) Qualifying Capital Securities.

“Securities” has the meaning specified in Recital A.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Shares” has the meaning specified in Recital A (and includes the “Depositary Shares” for the Shares referred to in the Prospectus Supplement.)

“Stock Purchase Date” has the meaning specified in Recital A.

“Subsidiary” means, at any time, any Person the shares of stock or other ownership interests of which having ordinary voting power to elect a majority of the board of directors or other managers of such Person are at the time owned, or the management or policies of which are otherwise at the time controlled, directly or indirectly through one or more intermediaries (including other Subsidiaries) or both, by another Person.

“Termination Date” has the meaning specified in Section 4(a).

“Treasury HITS” has the meaning specified in Recital A.